[EATON VANCE LOGO                                              [PHOTO OF
 APPEARS HERE]                                         CALCULATOR AND NEWSPAPER]



Annual Report August 31, 1997

[PHOTO OF N.Y. STOCK EXCHANGE
 BUILDING & FLAG]


                                      EV

                                  TRADITIONAL

                                    GROWTH

                                     FUND





                                  Eaton Vance

                     Global Management-Global Distribution


                          [PHOTO OF TRADING FLOOR AT
                             N.Y. STOCK EXCHANGE]

EV Traditional Growth Fund as of August 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

During the year ended August 31, 1997, EV Traditional Growth Fund had a total return of 33.0%./1/ This return resulted from an increase in net asset value to $10.36 per share on August 31, 1997 from $9.24 per share on August 31, 1996 and the reinvestment of distributions totaling $1.745 per share. By comparison, the average total return for mutual funds in the Lipper Growth Funds Category was 33.5% during this period.*

The economic environment in the past year has been extraordinary for the equity markets...

Over the past year, the sustained growth of the U.S. economy and low inflation have produced a near-perfect investment environment in which prices of large capitalization stocks have soared to record levels. In the year ended August 31, 1997, the S&P 500 Index had a total return of 40.7%.* An increase in volatility has accompanied higher stock valuations, however. Within a six-week period in March and April, the S&P 500 Index declined almost 10% and then fully recovered to reach new record highs. In August, the S&P 500 declined almost 7% but again recovered this loss by the end of September.*

Short-term interest rates rose on March 25 when the Federal Reserve raised the Fed Funds Rate 0.25% to 5.50%. Long-term bonds sold off in the first quarter but rallied in the second and third quarters when inflation fears were quelled. From a peak of over 7% at the end of March, the yield on the 30-year Treasury bond has generally trended downward, reaching a level of 6.23% on July 30 before closing the period at 6.61% on August 29. By reducing the cost of borrowing, lower interest rates have fueled mergers and acquisitions activity and increased corporate profitability - both of which have contributed to stock gains.

 ...But increased volatility may suggest a peaking bull market...

The increase in volatility during the past six months is symptomatic of a market that is highly valued. In the pages that follow, Portfolio Manager Thomas E. Faust Jr. discusses the current investment climate and its implications for investors. Eaton Vance continues to believe that active, professional management and a long-term outlook are a sensible way to approach investing in any market environment.

     Sincerely,

     /s/ James B. Hawkes

     James B. Hawkes
     President
     October 7, 1997

-------------------------------------------------------------------------------
Growth of a $10,000 Investment/2/
----------------------------------
[LINE GRAPH APPEARS HERE]


  DATE           VALUE
  ----           -----
 8/31/95      $ 10,000
 9/30/95         9,627
10/31/95         9,457
11/30/95         9,831
12/31/95        10,103
 1/31/96        10,361
 2/29/96        10,619
 3/31/96        10,695
 4/30/96        11,001
 5/31/96        11,307
 6/30/96        11,107
 7/31/96        10,448
 8/31/96        10,872
 9/30/96        11,373
10/31/96        11,409
11/30/96        12,093
12/31/96        11,945
 1/31/97        12,791
 2/28/97        12,778
 3/31/97        12,202
 4/30/97        12,842
 5/31/97        13,740
 6/30/97        14,265
 7/31/97        15,316
 8/31/97        14,461

Ten Largest Holdings/3/
----------------------------------------------
As a percentage of total net assets


Sofomor Danek Group, Inc.                4.5%
Allstate Corp.                           3.9
Intel Corp.                              3.6
Franklin Resources, Inc.                 3.2
MGIC Investment                          3.1
Federal National Mortgage Association    2.9
Eli Lilly & Company                      2.9
General Re Corp.                         2.7
Sealed Air Corp.                         2.6
Norwest Corp.                            2.6




/1/  This return does not include the maximum 5.75% initial sales charge.

/2/ For illustration purposes only. Chart reflects a hypothetical investment on 8/31/95 with the applicable 5.75% sales charge deducted and includes reinvestment of all distributions.

/3/ Ten largest holdings are as of 8/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 32.0% of the Portfolio's investments at 8/31/97, determined by dividing the total market value of the holdings by the total net assets of the Portfolio on that date.

*    It is not possible to invest directly in an index, average, or Lipper
     Category.

     Part performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION

An interview with Thomas E. Faust Jr., Vice President and Manager of the Eaton Vance Growth Portfolio

Q. How would you describe the stock market's performance over the past
   12 months?

A. The market for stocks has been unusually strong during this 12-month period. Several factors have contributed to making this an optimal environment for the equity markets: rising earnings and earnings expectations, stable interest rates, low inflation, favorable demographic trends - the aging of baby boomers in prime savings years and their belief in stocks as the best vehicle for retirement funds - and strong money flows into the stock market. Interest rates have been a factor, but not the driving force of this rally. Rather, it has resulted from strong, consistent economic growth with low inflation, which, putting everything else aside, is a recipe for high stock valuations. Stocks are expensive relative to historical standards in terms of price to earnings, price to book value, and price to cash flow, and the issue we face now is whether growth rates of companies have accelerated to an extent sufficient to justify the higher prices. So far, investors seem to believe higher valuations are justified.

Q. How concerned are you about the market's volatility?

A. U.S. stock market volatility is not as high as some people may think - given the number of days with movements of more than 100 points in the Dow Jones Industrial Average - because the overall level of the market is so much higher that a 100-point swing is not terribly significant. Over the past few months, the market - on a percentage basis - has been somewhat more volatile than the historical average, but not overly so.

Q. Does the Fund try to time the market by raising and lowering cash levels, or does it tend to remain fully invested?

A. As we have mentioned in many reports, market timing is generally not our style. We typically remain fully invested, as long as we can identify attractive stocks in which to invest. The Fund's cash levels now are higher than they have been, but remain within our normal, conservative range.

                                   [PHOTO OF THOMAS E. FAUST, JR. APPEARS HERE]

                                        Thomas E. Faust Jr.,
                                        Portfolio Manager

Q. What sectors look attractive to you now?

A. The Fund currently has significant exposure to the financial and health care sectors, both of which have done quite well over the past year. We continue to seek high-quality companies with strong growth prospects, reasonable valuations, and with an identified catalyst for outperformance. While we typically do not make "sector bets," we have found many financial services and health care companies that meet our criteria. Going forward, we believe companies in these industries should continue to perform well.

Q. How long do you think the U.S. economy can continue to grow with low inflation?

A. The so-called "new economy" theory - which essentially states that the historical link between growth and inflation has weakened due to technology-driven productivity enhancements and the globalization of many markets - is getting quite a lot of media attention. It is hard not to give the theory some credibility. We are seeing a sustained level of high growth, high productivity and low inflation that has not been seen for at least three decades. While I would not say that the basic

EV Traditional Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


   rules of economics have fundamentally changed, there are major sectors of the economy - especially technology - where we are actually expecting annual price decreases. This has a very powerful effect on the overall economy. I certainly would not say that we will never have inflation again, but there is simply no evidence at this point of a serious inflationary threat. And, with a strong dollar helping keep the price of imports down, our current outlook for inflation is that it should continue to remain low.

Q. Some of the stalwart blue-chip growth stocks have recently had steep price declines. Have you added any of these to the Fund?

A. No. Rather than focusing on stocks that have had large price decreases, but which may remain richly valued or which may have faltering fundamentals, we look for companies with good financial characteristics, attractive valuations and positive business momentum - thereby offering better risk/reward possibilities. Recently, we have emphasized investments in certain smaller companies with high growth rates and good prospects for sustaining above-average growth. We think this makes sense. A good example is Sofomor Danek, our largest holding, which is an established, market-leading company within the spinal implant business. It has a price/earnings ratio of 23 times earnings, a growth rate of more than 20 percent, rising earnings estimates, a strong competitive position, and interesting new products. When I compare a company with these characteristics to companies that have lower growth rates but much higher price multiples, I am much more inclined to stick to the former and continue to seek others like it. In recent years we have seen large, blue chip consumer products companies go from expensive to even more expensive, sometimes without fundamental justification. We think the best opportunities in the market lie elsewhere.

   Five Largest Sectors - 8/31/97/*/
   -------------------------------------
   As a percentage of total net assets


   Drugs                        11.3%
   Medical Products              9.6%
   Insurance                     8.6%
   Financials                    8.4%
   Specialty Chemical &
   Materials                     6.2%


   /*/ Sectors are as of 8/31/97 only and may not be representative of the Portfolio's current or future investments. Sectors accounted for 44.1% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets.

Q. Can you give examples of recent additions to the Fund?

A. Absolutely. Magna International, a new holding, is a good example of the type of company we are looking for. The company provides auto parts and value-added assemblies to automobile manufacturers, which is a very good business to be in because of the tremendous increase in outsourcing by Ford, GM and Chrysler. Magna is selling at 14 times earnings and has an expected annual growth rate of 15%. The company has executed very well, and continues to benefit from the increased efficiencies within the automotive industry.

   Unilever, another recent purchase, is a global consumer products company that has traditionally been a less profitable competitor of companies like Procter & Gamble. We bought the stock because of management changes that we feel have the potential to increase profit margins and, consequently, earnings and the share price.

EV Traditional Growth Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q. With price/earnings ratios at such a high level, have you used any other measures to value companies?

A. I don't focus on price/earnings ratios exclusively. I look primarily at growth and sustainability of growth. We analyze a company's business and its industry environment to assess if it is likely to provide continued growth. Companies like Coca-Cola, though probably overpriced, have several advantages-global brand dominance, market leadership, high margins, and tremendous cash flow. These things imply sustainability and durability and inspire confidence that above-average profit growth can be maintained over time.


                           [LINE GRAPH APPEARS HERE]

                                        EV Traditional
                                          Growth Fund
                    EV Traditional    (including maximum            S&P 500
  Date               Growth Fund      5.75% sales charge)            Index
--------------------------------------------------------------------------------
 8/31/87                $10,000              $9,425                 $10,000
 9/30/87                 $9,846              $9,280                  $9,826
10/31/87                 $7,607              $7,170                  $7,688
11/30/87                 $7,103              $6,695                  $7,031
12/31/87                 $7,793              $7,345                  $7,611
 1/31/88                 $7,901              $7,447                  $7,919
 2/28/88                 $8,261              $7,786                  $8,250
 3/31/88                 $8,116              $7,650                  $8,044
 4/30/88                 $8,225              $7,752                  $8,120
 5/31/88                 $8,189              $7,718                  $8,146
 6/30/88                 $8,586              $8,092                  $8,577
 7/31/88                 $8,478              $7,990                  $8,531
 8/31/88                 $8,104              $7,638                  $8,201
 9/30/88                 $8,347              $7,867                  $8,604
10/31/88                 $8,480              $7,993                  $8,828
11/30/88                 $8,299              $7,821                  $8,661
12/31/88                 $8,458              $7,971                  $8,867
 1/31/89                 $9,071              $8,549                  $9,497
 2/28/89                 $8,933              $8,419                  $9,222
 3/31/89                 $9,147              $8,621                  $9,494
 4/30/89                 $9,588              $9,036                  $9,970
 5/31/89                 $9,890              $9,321                 $10,320
 6/30/89                 $9,814              $9,250                 $10,330
 7/31/89                $10,544              $9,938                 $11,243
 8/31/89                $10,770             $10,151                 $11,418
 9/30/89                $10,874             $10,249                 $11,435
10/31/89                $10,741             $10,123                 $11,147
11/30/89                $10,861             $10,236                 $11,331
12/31/89                $11,024             $10,390                 $11,668
 1/31/90                $10,270              $9,679                 $10,865
 2/28/90                $10,431              $9,831                 $10,958
 3/31/90                $10,702             $10,086                 $11,315
 4/30/90                $10,404              $9,806                 $11,011
 5/31/90                $11,595             $10,928                 $12,023
 6/30/90                $11,662             $10,992                 $12,023
 7/31/90                $11,446             $10,788                 $11,961
 8/31/90                $10,485              $9,882                 $10,833
 9/30/90                 $9,803              $9,239                 $10,379
10/31/90                 $9,487              $8,941                 $10,309
11/30/90                $10,179              $9,593                 $10,927
12/31/90                $10,422              $9,822                 $11,304
 1/31/90                $10,832             $10,210                 $11,774
 2/28/91                $11,760             $11,084                 $12,566
 3/31/91                $11,989             $11,300                 $12,940
 4/30/91                $12,005             $11,314                 $12,945
 5/31/91                $12,616             $11,891                 $13,444
 6/30/91                $11,898             $11,214                 $12,912
 7/31/91                $12,586             $11,862                 $13,491
 8/31/91                $12,922             $12,179                 $13,756
 9/30/91                $12,769             $12,035                 $13,602
10/31/91                $13,307             $12,542                 $13,763
11/30/91                $12,861             $12,122                 $13,159
12/31/91                $14,555             $13,718                 $14,734
 1/31/92                $14,442             $13,612                 $14,440
 2/28/92                $14,474             $13,642                 $14,579
 3/31/92                $13,970             $13,167                 $14,363
 4/30/92                $13,775             $12,983                 $14,764
 5/31/92                $13,791             $12,998                 $14,778
 6/30/92                $13,580             $12,799                 $14,637
 7/31/92                $14,002             $13,197                 $15,213
 8/31/92                $13,856             $13,059                 $14,848
 9/30/92                $14,052             $13,244                 $15,098
10/31/92                $14,215             $13,398                 $15,130
11/30/92                $15,130             $14,260                 $15,588
12/31/92                $15,316             $14,435                 $15,855
 1/31/92                $15,224             $14,349                 $15,966
 2/28/93                $14,709             $13,863                 $16,134
 3/31/93                $15,097             $14,229                 $16,545
 4/30/93                $14,100             $13,289                 $16,124
 5/31/93                $14,395             $13,567                 $16,491
 6/30/93                $14,266             $13,446                 $16,623
 7/31/93                $14,026             $13,219                 $16,535
 8/31/93                $14,913             $14,055                 $17,104
 9/30/93                $15,061             $14,195                 $17,051
10/31/93                $15,191             $14,317                 $17,382
11/30/93                $14,671             $13,828                 $17,158
12/31/93                $14,931             $14,073                 $17,445
 1/31/94                $15,619             $14,720                 $18,012
 2/28/94                $15,266             $14,388                 $17,471
 3/31/94                $14,204             $13,387                 $16,789
 4/30/94                $14,278             $13,457                 $16,983
 5/31/94                $14,446             $13,615                 $17,194
 6/30/94                $13,812             $13,018                 $16,861
 7/31/94                $14,353             $13,527                 $17,392
 8/31/94                $14,837             $13,984                 $18,046
 9/30/94                $14,482             $13,649                 $17,685
10/31/94                $14,800             $13,949                 $18,055
11/30/94                $14,239             $13,420                 $17,341
12/31/94                $14,273             $13,452                 $17,682
 1/31/95                $14,355             $13,530                 $18,112
 2/28/95                $14,994             $14,131                 $18,765
 3/31/95                $15,448             $14,560                 $19,399
 4/30/95                $15,531             $14,638                 $19,941
 5/31/95                $15,923             $15,007                 $20,665
 6/30/95                $16,439             $15,494                 $21,244
 7/31/95                $16,914             $15,942                 $21,919
 8/31/95                $17,203             $16,214                 $21,912
 9/30/95                $17,576             $16,565                 $22,928
10/31/95                $17,265             $16,273                 $22,813
11/30/95                $17,948             $16,916                 $23,750
12/31/95                $18,444             $17,384                 $24,303
 1/31/96                $18,915             $17,828                 $25,096
 2/28/96                $19,387             $18,272                 $25,270
 3/31/96                $19,526             $18,403                 $25,606
 4/30/96                $20,085             $18,930                 $25,950
 5/31/96                $20,643             $19,456                 $26,543
 6/30/96                $20,278             $19,112                 $26,753
 7/31/96                $19,075             $17,978                 $25,529
 8/31/96                $19,849             $18,707                 $26,009
 9/30/96                $20,764             $19,570                 $27,574
10/31/96                $20,829             $19,631                 $28,294
11/30/96                $22,078             $20,808                 $30,370
12/31/96                $21,808             $20,554                 $29,869
 1/31/97                $23,353             $22,010                 $31,700
 2/28/97                $23,329             $21,988                 $31,888
 3/31/97                $22,276             $20,995                 $30,675
 4/30/97                $23,446             $22,098                 $32,466
 5/31/97                $25,084             $23,642                 $34,368
 6/30/97                $26,044             $24,546                 $36,018
 7/31/97                $27,962             $26,354                 $38,832
 8/31/97                $26,400             $24,882**               $36,602
--------------------------------------------------------------------------------

Performance+
------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------------
One Year                                                                  33.0%
Five Years                                                                13.8
Ten Years                                                                 10.2

SEC Average Annual Total Returns (including maximum 5.75% sales charge)
------------------------------------------------------------------------------
One Year                                                                  25.4%
Five Years                                                                12.4
Ten Years                                                                  9.5

* Source: Towers Data Systems, Bethesda, MD. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Stock Index, a broad-based, widely recognized, unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

** This figure represents the Fund's performance including the Fund's maximum
   5.75% initial sales charge.

+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect maximum sales charge as noted.

EV Traditional Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Growth Portfolio, at value (Note 1A)
   (identified cost, $105,916,058)                                $ 165,580,575
Receivable for Fund shares sold                                         129,873
Other assets                                                             54,652
--------------------------------------------------------------------------------
Total assets                                                      $ 165,765,100
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                  $      16,344
Accrued expenses                                                         72,649
--------------------------------------------------------------------------------
Total liabilities                                                 $      88,993
--------------------------------------------------------------------------------

Net Assets for 15,997,503 shares of
beneficial interest outstanding                                   $ 165,676,107
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                   $ 106,016,002
Accumulated distributions in excess of investment income                 (4,412)
Net unrealized appreciation of investments (computed on basis of
identified cost)                                                     59,664,517
--------------------------------------------------------------------------------
Total                                                             $ 165,676,107
--------------------------------------------------------------------------------


Net Asset Value and Redemption Price Per Share
--------------------------------------------------------------------------------
($165,676,107 / 15,997,503 shares of
beneficial interest outstanding)                                  $       10.36
--------------------------------------------------------------------------------


Computation of Offering Price
--------------------------------------------------------------------------------
Offering price per share (100 / 95.25 of $10.36)                  $       10.88
--------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price is reduced.



Statement of Operations

For the Year Ended
August 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio
   (net of foreign taxes, $7,564)                                  $  1,610,757
Interest income allocated from Portfolio
   (includes security lending income)                                   236,313

Expenses allocated from Portfolio                                    (1,109,084)
--------------------------------------------------------------------------------
Total investment income                                            $    737,986
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization (Note 4)                           $      3,020
Custodian fee                                                            16,804
Service fees (Note 5)                                                   164,595
Transfer and dividend disbursing agent fees                             121,925
Printing and postage                                                     79,599
Legal and accounting services                                            15,361
Registration fees                                                        21,234
Miscellaneous                                                            24,688
--------------------------------------------------------------------------------
Total expenses                                                     $    447,226
--------------------------------------------------------------------------------

Net investment income                                              $    290,760
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain --
   Investment transactions (identified cost basis)                 $ 13,147,715
   Foreign currency transactions                                             76
--------------------------------------------------------------------------------
Net realized gain on investment transactions                       $ 13,147,791
--------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation)--
   Investment transactions                                         $ 29,932,971
   Foreign currency transactions                                         (2,447)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                                 $ 29,930,524
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $ 43,078,315
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 43,369,075
--------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets


Increase (Decrease)                       Year Ended            Year Ended
in Net Assets                             August 31, 1997       August 31, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment income                   $     290,760         $     655,719
    Net realized gain on investments           13,147,791            14,862,253
    Net change in unrealized
        appreciation (depreciation)            29,930,524             4,038,278
--------------------------------------------------------------------------------
Net increase in net assets
    resulting from operations               $  43,369,075         $  19,556,250
--------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income              $    (290,760)        $    (544,098)
    In excess of net investment income           (264,761)                   --
    From net realized gain                    (13,147,791)           (4,607,568)
    In excess of net realized gain            (11,492,907)                   --
    Paid in capital                              (599,793)                   --
--------------------------------------------------------------------------------
Total distributions to shareholders         $ (25,796,012)        $  (5,151,666)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 3) --
    Proceeds from sale of shares            $   3,859,499         $   3,289,100
    Net asset value of shares
        issued to shareholders
        in payment of
        distributions declared                 21,757,950             4,324,311
    Cost of shares redeemed                   (15,766,240)          (14,732,257)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from Fund share transactions            $   9,851,209         $  (7,118,846)
--------------------------------------------------------------------------------

Net increase in net assets                  $  27,424,272         $   7,285,738
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                        $ 138,251,835         $ 130,966,097
--------------------------------------------------------------------------------
At end of year                              $ 165,676,107         $ 138,251,835
--------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
--------------------------------------------------------------------------------
                                            $      (4,412)        $     260,273
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Growth Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                  Year Ended August 31,
                                                          -------------------------------------------------------------------------
                                                                 1997         1996          1995         1994          1993
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                         $   9.240     $  8.330      $  7.960      $  8.070      $  8.520
----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $   0.020     $  0.043      $  0.024      $  0.052      $  0.030
Net realized and unrealized gain (loss) on investments           2.845        1.202         1.086        (0.092)        0.660
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $   2.865     $  1.245      $  1.110      $ (0.040)     $  0.690
----------------------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $  (0.019)    $ (0.035)     $ (0.032)     $ (0.060)     $     --
In excess of net investment income                              (0.018)         --         (0.018)           --            --
From net realized gain on investments                           (0.890)      (0.300)       (0.083)       (0.010)       (1.140)
In excess of net realized gain on investments                   (0.762)          --        (0.607)           --            --
Paid in capital                                                 (0.056)          --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (1.745)    $ (0.335)     $ (0.740)     $ (0.070)     $ (1.140)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                               $  10.360     $  9.240      $  8.330      $  7.960      $  8.070
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                33.01%       15.38%        15.95%        (0.75)%        7.63%
----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                        $ 165,676     $138,252      $130,966      $130,269      $143,264
Ratio of net expenses to average net assets/(2)/                  1.01%        0.98%         0.98%         0.95%         0.89%
Ratio of net investment income to average net assets              0.19%        0.48%         0.42%         0.61%         0.56%
Portfolio Turnover/(3)/                                             --           --            --            89%           84%
----------------------------------------------------------------------------------------------------------------------------------

/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.

/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Traditional Growth Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS



1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Traditional Growth Fund (the "Fund") is a diversified series of Eaton Vance Growth Trust (the "Trust"). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (1940 Act), as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Growth Portfolio (the "Portfolio"), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio, (92.1% at August 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer three classes of shares and, effective September 1, 1997, the existing shares of the Fund will be designated as Class A shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of the EV Marathon Growth Fund (the Marathon Fund) and EV Classic Growth Fund (the Classic Fund). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Marathon Fund and the Classic Fund will receive Class B shares and Class C shares of the Fund, respectively. The reorganization will occur after the close of business, August 31, 1997.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the IRC, the Fund designated $20,393,838 as a long-term capital gain distribution for its taxable year ended August 31, 1997.

   E Other -- Investment transactions are accounted for on a trade-date basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The Fund's policy is to distribute semi-annually substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between

EV Traditional Growth Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Year Ended          Year Ended
                                          August 31, 1997     August 31, 1996
   -----------------------------------------------------------------------------
     Sales                                        373,615        366,590

     Issued to shareholders electing to
       receive payment of distribution in
       Fund shares                              2,219,161        516,484

     Redemptions                               (1,553,297)    (1,649,722)
   -----------------------------------------------------------------------------
     Net Increase (Decrease)                    1,039,479       (776,648)
   -----------------------------------------------------------------------------


4  Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves only as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

5  Service Plan
   -----------------------------------------------------------------------------
   The Fund has adopted a Service plan (the "Plan") on July 7, 1993 pursuant to Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers, Inc. The Service Plan replaced the Fund's distribution plan which became effective on June 12, 1989. The Service Plan provides that the Fund may make payments of service fees to the Principal Underwriter, Eaton Vance Management, Authorized Firms, or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least twelve months. During the year ended August 31, 1997, the Fund paid or accrued $164,595 under the Service Plan to the Principal Underwriter and Authorized Firms.

6  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $4,161,863 and $20,741,005, respectively.

7  Subsequent Event
   -----------------------------------------------------------------------------
   Effective September 1, 1997, the EV Traditional Growth Fund will change its name to Eaton Vance Growth Fund and shares of the Fund will be designated Class A shares. Two additional classes of shares will also be offered.

EV Traditional Growth Fund as of August 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders
of EV Traditional Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Traditional Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.


                                        COOPERS & LYBRAND LLP
                                        Boston, Massachusetts
                                        September 25, 1997

Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 94.5%
                                                Shares            Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.4%
--------------------------------------------------------------------------------
Boeing Co.                                      80,000        $ 4,355,000

Makes the Boeing 737, 747,
757, 767, and 777 jets,
which represent a variety of
passenger and cargo
configurations and
capabilities. Boeing's Defense
& Space Group has jointly
developed the F22 fighter
(with Lockheed Martin),
the V-22 Osprey tiltrotor
aircraft (Bell Helicopter
Textron) and the RAH-66
Comanche helicopter (with
Sikorsky)
--------------------------------------------------------------------------------
                                                              $ 4,355,000
--------------------------------------------------------------------------------

Auto and Parts -- 2.2%
--------------------------------------------------------------------------------
Magna International, Inc. Class A               60,000        $ 3,975,000
Based in Canada, Magna
International is a diversified
supplier of advanced
automotive systems
--------------------------------------------------------------------------------
                                                              $ 3,975,000
--------------------------------------------------------------------------------

Banks - International -- 0.8%
--------------------------------------------------------------------------------
Banco Latinoamericano de                        30,000        $ 1,361,250
Exportaciones

This specialized
multinational bank, based in
Panama City, primarily
provides short-term,
trade related financing to
stockholder banks
from 22 member countries in
Latin America and
the Caribbean
--------------------------------------------------------------------------------
                                                              $ 1,361,250
--------------------------------------------------------------------------------

Banks - Regional -- 2.6%
--------------------------------------------------------------------------------
Norwest Corp.                                   80,000        $ 4,595,000

Provides community banking
through more than 700
branches in a 16 state
region


--------------------------------------------------------------------------------
                                                              $ 4,595,000
--------------------------------------------------------------------------------

Beverages -- 2.3%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                   115,000       $ 4,140,000

Global soft drink producer
with businesses in snack
foods and fast food
restaurants
--------------------------------------------------------------------------------
                                                              $ 4,140,000
--------------------------------------------------------------------------------

Chemicals -- 3.9%
--------------------------------------------------------------------------------
Monsanto Corp.                                 100,000        $ 4,393,750

Produces a range of products
for the agricultural,
home furnishings, automobile,
construction and personal
care markets

Praxair, Inc.                                   50,000          2,671,875

The largest producer of
industrial gases in North
and South America
--------------------------------------------------------------------------------
                                                              $ 7,065,625
--------------------------------------------------------------------------------

Computers and Business Equipment -- 3.3%
--------------------------------------------------------------------------------
Hewlett Packard Co.                             40,000        $ 2,452,500
One of the world's most
successful high tech
companies. Products include
servers, computers and
workstations for home and
business

Xerox Corp.                                     45,000          3,397,500

The dominant producer of
high end document processing
machines
--------------------------------------------------------------------------------
                                                              $ 5,850,000
--------------------------------------------------------------------------------

Drugs -- 11.3%
--------------------------------------------------------------------------------
American Home Products Corp.                    40,000        $ 2,880,000

Leading manufacturer of
prescription drugs, medical
supplies and diagnostics, as
well as agricultural
herbicides, consumer
medications and branded
food products

Astra AB Class A                               213,333          3,410,175

Swedish based international
pharmaceutical firm with
drugs for the control of
ulcers and asthma

Elan Corp., PLC ADR*                            95,000          4,322,500

Develops drug delivery systems
designed to improve and control
the absorption and utilization
of pharmaceutical compounds

Eli Lilly & Co.                                 50,000          5,231,250

A major U.S. drug company,
researches, produces and
markets pharmaceuticals
spanning the entire drug
spectrum

Pfizer, Inc.                                    80,000          4,430,000

A large international ethical
pharmaceutical manufacturer
with important positions in
hospital products and
animal health
--------------------------------------------------------------------------------
                                                              $20,273,925
--------------------------------------------------------------------------------

Electronics - Semiconductors -- 3.6%
--------------------------------------------------------------------------------
Intel Corp.                                     70,000        $ 6,448,750

A manufacturer of
semiconductors and other
microcomputer components and
systems which comprise the
heart of the personal
computer
--------------------------------------------------------------------------------
                                                              $ 6,448,750
--------------------------------------------------------------------------------

                       See notes to financial statements

Growth Portfolio as of August 31, 1997
PORTFOLIO OF INVESTMENTS CONT'D

--------------------------------------------------------------------------------
                                            Shares               Value
--------------------------------------------------------------------------------

Financial - Miscellaneous -- 8.4%
--------------------------------------------------------------------------------
Federal National Mortgage                   120,000              $ 5,280,000
Association

U.S. Government sponsored
mortgage lender and provider
of secondary mortgage
market

MBNA Corp.                                  112,500                4,324,219

Dominant issuer of
MasterCard/Visa credit cards
to affinity groups

MGIC Investment Corp.                       110,000                5,534,375

The leading provider of
private mortgage
insurance coverage to U.S.
banks and other mortgage
suppliers
--------------------------------------------------------------------------------
                                                                 $15,138,594
--------------------------------------------------------------------------------

Foods -- 1.9%
--------------------------------------------------------------------------------
Unilever ADR                                 17,000              $ 3,421,250

One of the world's largest
packaged consumer goods
companies
--------------------------------------------------------------------------------
                                                                 $ 3,421,250
--------------------------------------------------------------------------------

Health Services -- 0.3%
--------------------------------------------------------------------------------
Covance, Inc.*                               21,250              $   387,813

The second largest contract
research organization in the
world offering a full range
of drug development services
to pharmaceutical and
biotechnology companies
worldwide

Quest Diagnostics, Inc.*                     10,625                  198,555

A major provider of clinical
labratory testing services
in the U.S. with over 30
regional and branch
laboratories that process
more than 60 million patient
requisitions each year
--------------------------------------------------------------------------------
                                                                 $   586,368
--------------------------------------------------------------------------------

Information Services -- 4.4%
--------------------------------------------------------------------------------
Automatic Data Processing,                   80,000              $ 3,645,000
Inc.

The leading independent
computing and payroll
processing services firm in
the U.S.

Reuters Holdings, PLC ADR                    70,000                4,261,250

Worldwide provider of
proprietary financial data
and information
--------------------------------------------------------------------------------
                                                                 $ 7,906,250
--------------------------------------------------------------------------------

Insurance -- 8.6%
--------------------------------------------------------------------------------

Allstate Corp.                              95,000               $ 6,940,937

Leading underwriter of
automotive and homeowners
insurance as well as a life
insurance carrier

General Re Corp.                            25,000               $ 4,846,875

Is the parent company of
General Reinsurance, the
largest property/casualty
reinsurer in the U.S. and
one of the 3 largest in the
world

Mutual Risk Management Ltd.                 80,000                 3,700,000

Provides risk management
services to clients seeking
an alternative to traditional
commercial insurance,
particularly for workers'
compensation
--------------------------------------------------------------------------------
                                                                 $15,487,812
--------------------------------------------------------------------------------

Investment Services -- 3.2%
--------------------------------------------------------------------------------
Franklin Resources, Inc.                    75,000               $ 5,803,125

Provides investment
management and related
services to a family of
equity and fixed income
mutual funds
--------------------------------------------------------------------------------
                                                                 $ 5,803,125
--------------------------------------------------------------------------------

Machinery -- 1.9%
--------------------------------------------------------------------------------
Deere & Co.                                 60,000               $ 3,360,000

The largest agricultural
equipment company and also
producer of earthmoving and
forestry machinery
--------------------------------------------------------------------------------
                                                                 $ 3,360,000
--------------------------------------------------------------------------------

Medical Products -- 9.6%
--------------------------------------------------------------------------------
Baxter International, Inc.                  85,000               $ 4,520,938

Leading U.S. maker and
distributor of health
care products used in
hospitals and other
medical facilities

Boston Scientific Corp.*                    65,000                 4,582,500

Medical device manufacturer
focusing primarily on
disposable products in less
invasive surgery procedures

Sofamor Danek Group, Inc.*                 170,000                 8,149,374

The dominant supplier of
spinal implant devices
used in surgical treatment
of spinal diseases
and deformities
--------------------------------------------------------------------------------
                                                                 $17,252,812
--------------------------------------------------------------------------------

Metals and Minerals -- 4.5%
--------------------------------------------------------------------------------
Freeport McMoran Copper &                   100,000              $ 2,675,000
Gold, Inc.

Operator of third largest
copper mine in the world
with world's largest gold
reserves
--------------------------------------------------------------------------------

                       See notes to financial statements

Growth Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                                           Shares     Value
--------------------------------------------------------------------------------
Metals and Minerals (continued)
--------------------------------------------------------------------------------
J & L Specialty Steel, Inc.                                190,000    $2,375,000

Manufactures flat rolled
stainless steel. The company's
products are used in a variety
of industrial, commercial and
consumer products including
chemical and refining equipment,
cargo containers & beer kegs.

Potash Corp. of Saskatchewan, Inc./1/                       40,000     2,957,500

The global leader of potash production and
number three in phosphates, two of the
three components of fertilizer nutrients.
--------------------------------------------------------------------------------
                                                                      $8,007,500
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 4.2%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                    60,000    $4,406,250

Leading independent natural gas and crude oil production company.

Triton Energy Ltd.*                                         80,000     3,080,000

Independent oil and gas producer with major
developments in Colombia and Thailand.
--------------------------------------------------------------------------------
                                                                      $7,486,250
--------------------------------------------------------------------------------

Publishing -- 1.8%
--------------------------------------------------------------------------------
McGraw-Hill, Inc.                                           53,500    $3,280,219

Supplies informational products and services
for businesses, education and industry through
a broad range of media.
--------------------------------------------------------------------------------
                                                                      $3,280,219
--------------------------------------------------------------------------------

Retail - Food and Drug -- 2.5%
--------------------------------------------------------------------------------
CVS Corp.                                                   80,000    $4,510,000

The largest drugstore chain in the Northeast.
--------------------------------------------------------------------------------
                                                                      $4,510,000
--------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.9%
--------------------------------------------------------------------------------
Home Depot, Inc.                                         75,000     $  3,539,063

A chain of do-it-yourself warehouse style stores.

Lowes Companies                                          50,000        1,728,125

Operator of discount stores that cater to home
building and the home improvement market.
--------------------------------------------------------------------------------
                                                                    $  5,267,188
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 6.2%
--------------------------------------------------------------------------------
Corning, Inc.                                            85,000     $  4,494,375

Manufactures specialty glass. Its consumer products division makes Corelle dinnerware,
Corning Ware cookware, Pyrex glassware,
Serengeti sunglasses, and Steuben crystal.

Millipore Corp.                                          40,000        1,980,000

Products use membrane separations technology to analyze and purify fluids for a variety of high tech industries.

Sealed Air Corp.*                                        90,000        4,668,750

Global manufacturer of a broad line of
protective and specialty packaging
materials and systems.
--------------------------------------------------------------------------------
                                                                    $ 11,143,125
--------------------------------------------------------------------------------

Transportation -- 1.7%
--------------------------------------------------------------------------------
Southwest Airlines, Inc.                                110,000     $  3,080,000

Discount airline expanding throughout the U.S.
--------------------------------------------------------------------------------
                                                                    $  3,080,000
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $106,915,521)                                  $169,795,043
--------------------------------------------------------------------------------

Commercial Paper -- 3.1%

                                                  Principal
                                                  Amount
                                                  (000 omitted)     Value
--------------------------------------------------------------------------------
Ford Motor Credit Co., 5.53%, 9/3/97              $      4,194      $  4,192,712
General Electric Capital Corp., 5.60%, 9/2/97            1,449         1,448,773
--------------------------------------------------------------------------------

Total Commercial Paper
    (identified cost $5,641,485)                                    $  5,641,485
--------------------------------------------------------------------------------

Total Investments -- 97.6%
    (identified cost $112,557,006)                                  $175,436,528
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 2.4%                              $  4,348,218
--------------------------------------------------------------------------------


Net Assets -- 100%                                                  $179,784,746
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
*   Non-income producing security.
/1/ Foreign Security.



                       See notes to financial statements
                                       14

Growth Portfolio as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $112,557,006)                                 $175,436,528
Cash                                                                    259,134
Receivable for investments sold                                       3,906,712
Dividends and interest receivable                                       185,082
Tax reclaim receivable                                                   11,635
Deferred organization expenses (Note 1D)                                  6,255
--------------------------------------------------------------------------------
Total assets                                                       $179,805,346
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Accrued expenses                                                   $     20,600
--------------------------------------------------------------------------------
Total liabilities                                                  $     20,600
--------------------------------------------------------------------------------
Net Assets applicable to investors'
   interest in Portfolio                                           $179,784,746
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals                                   $116,906,433
Net unrealized appreciation of
   investments (computed on the basis
   of identified cost)                                               62,878,313
--------------------------------------------------------------------------------
Total                                                              $179,784,746
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
August 31, 1997
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $8,164)                           $  1,729,718
Interest                                                                254,117
--------------------------------------------------------------------------------
Total income                                                       $  1,983,835
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                    $  1,038,600
Compensation of Trustees not members of the
   Administrator's organization (Note 2)                                 10,651
Custodian fee (Note 1C)                                                  97,178
Legal and accounting services                                            35,655
Amortization of organization expenses (Note 1D)                           3,285
Miscellaneous                                                             5,828
--------------------------------------------------------------------------------
Total expenses                                                     $  1,191,197
--------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee (Note 1C)                            $        659
--------------------------------------------------------------------------------
Total expense reductions                                           $        659
--------------------------------------------------------------------------------

Net expenses                                                       $  1,190,538
--------------------------------------------------------------------------------

Net investment income                                              $    793,297
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $ 13,698,771
   Foreign currency transactions                                             87
--------------------------------------------------------------------------------
Net realized gain on investment transactions                       $ 13,698,858
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                             $ 32,474,116
   Foreign currency transactions                                         (2,617)
--------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments                                   $ 32,471,499
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $ 46,170,357
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 46,963,654
--------------------------------------------------------------------------------

                       See notes to financial statements

Growth Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets



Increase (Decrease)                           Year Ended          Year Ended
in Net Assets                                 August 31, 1997    August 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                     $     793,297        $   1,045,595
   Net realized gain on
      investments                               13,698,858           15,075,037
   Net change in unrealized
      appreciation
      (depreciation)                            32,471,499            4,390,133
--------------------------------------------------------------------------------

Net increase in net assets
   from operations                           $  46,963,654        $  20,510,765
--------------------------------------------------------------------------------

Capital transactions --
   Contributions                             $  12,015,988        $  12,571,319
   Withdrawals                                 (25,926,786)         (20,352,794)
-------------------------------------------------------------------------------

Net decrease in net assets
   from capital transactions                 $ (13,910,798)       $  (7,781,475)
--------------------------------------------------------------------------------


Net increase in net assets                   $  33,052,856        $  12,729,290
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $ 146,731,890        $ 134,002,600
--------------------------------------------------------------------------------
At end of year                               $ 179,784,746        $ 146,731,890
--------------------------------------------------------------------------------

                       See notes to financial statements

Growth Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                      Year Ended August 31,
                                                      ----------------------------------------------------
                                                          1997         1996         1995        1994*
----------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------
Expenses                                                  0.72%        0.72%        0.73%       0.73%+
Net investment income                                     0.48%        0.73%        0.67%       0.66%+
Portfolio Turnover                                          28%          62%          84%          4%
----------------------------------------------------------------------------------------------------------
Average commission rate (per share)/(1)/              $ 0.0599     $ 0.0595           --          --
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                $179,785     $146,732     $134,003    $131,536
----------------------------------------------------------------------------------------------------------

+    Annualized.
* For the period from the start of business, August 2, 1994, to August 31, 1994.
/(1)/Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

Growth Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on August 2, 1994, with the acquisition of investments with a value of $127,122,709, including unrealized appreciation of $6,444,330 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

   D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Other -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets. For the year ended August 31, 1997, the fee was equivalent to 0.625% of the Portfolio's average daily net assets for such period and amounted to $1,038,600. Except as to the Trustees of the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

Growth Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   Compensation Plan. For the year ended August 31, 1997, no significant amounts have been deferred.

3  Investment Transactions
   -----------------------------------------------------------------------------
   Purchase and sales of investments, other than short-term obligations, aggregated $45,231,299 and $58,692,399, respectively.

4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1997, as computed on a federal income tax basis, were as follows:

     Aggregate cost                                              $112,557,006
     --------------------------------------------------------------------------
     Gross unrealized appreciation                                $65,138,733

     Gross unrealized depreciation                                 (2,259,211)
     --------------------------------------------------------------------------

     Net unrealized appreciation                                  $62,879,522
     --------------------------------------------------------------------------

5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1997.

Growth Portfolio as of August 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Growth Portfolio:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Growth Portfolio, including the Portfolio of investments, as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period ended and for the period from August 2, 1994 (start of business) to August 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of August 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years then ended, and for the period from August 2, 1994 (start of business) to August 31, 1994, in conformity with generally accepted accounting principles.



                                                           COOPERS & LYBRAND LLP
                                                           Boston, Massachusetts
                                                           September 25, 1997

EV Traditional Growth Fund as of August 31, 1997

INVESTMENT MANAGEMENT



EV Traditional Growth Fund


   Officers                        Independent Trustees

   James B. Hawkes                 Donald R. Dwight
   President and Trustee           President, Dwight Partners, Inc.
                                   Chairman, Newspapers of New England, Inc.

   M. Dozier Gardner               Samuel L. Hayes, III
   Vice President                  Jacob H. Schiff Professor of Investment

   William D. Burt                 Banking, Harvard University Graduate
   Vice President                  School of Business Administration

   Barclay Tittmann                Norton H. Reamer
   Vice President                  President and Director, United Asset
                                   Management Corporation

   James L. O'Connor               John L. Thorndike
   Treasurer                       Formerly Director, Fiduciary Company
                                   Incorporated

   Alan R. Dynner                  Jack L. Treynor
   Secretary                       Investment Adviser and Consultant





Growth Portfolio


   Officers                        Independent Trustees

   James B. Hawkes                 Donald R. Dwight
   President and Trustee           President, Dwight Partners, Inc.
                                   Chairman, Newspapers of New England, Inc.
   M. Dozier Gardner
   Vice President                  Samuel L. Hayes, III
                                   Jacob H. Schiff Professor of Investment
   Thomas E. Faust, Jr.            Banking, Harvard University Graduate
   Vice President and              School of Business Administration
   Portfolio Manager
                                   Norton H. Reamer
   James L. O'Connor               President and Director, United Asset
   Treasurer                       Management Corporation

   Alan R. Dynner                  John L. Thorndike
   Secretary                       Formerly Director, Fiduciary
                                   Company Incorporated

                                   Jack L. Treynor
                                   Investment Adviser and Consultant

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

                       This Page Intentionally Left Blank

Investment Adviser of Growth Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Traditional Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123



EV Traditional Growth Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   J-GFSRC-10/97